FPA Global Equity ETF

(Ticker: FPAG)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated March 27, 2026 to the Statement of Additional Information (“SAI”) dated January 31, 2026.

Effective immediately, the “Portfolio Managers Fund Ownership” section on page 55 of the SAI is replaced with the following:

Portfolio Managers Fund Ownership. As of March 15, 2026, the portfolio managers owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brian A. Selmo	Over $1,000,000
Mark Landecker	Over $1,000,000

Please file this Supplement with your records.